PATIENT INFOSYSTEMS, INC.

                            (a Delaware corporation)


                             SUBSCRIPTION AGREEMENT

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THE  SERIES  C  CONVERTIBLE   PREFERRED  STOCK,   $.01  PAR  VALUE,  OF  PATIENT
INFOSYSTEMS, INC. HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SERIES C CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE, CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

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     1.  Subscription.  Subscriber  hereby subscribes for and agrees to purchase the amount of Series C Convertible Preferred Stock, $.01 par value, (the "Shares") set forth on the signature page hereof (minimum of $25,000 unless otherwise accepted by the Company), on the terms and conditions set forth in the
enclosed   Confidential   Private  Placement   Memorandum  (the   "Memorandum").
Additional information concerning the Company can be obtained from its Form 10-Q as of June 30, 1999, and its Form 10-K as of December 31, 1998, copies of which are attached to the Memorandum as Appendix A and Appendix B, respectively.


     2. Payment and Delivery and Documents. Subscriber agrees to tender to Patient Infosystems, Inc. (the "Company") the purchase price for the Shares subscribed for herein either by check or wire transfer in the amount of the purchase price made payable to "Patient Infosystems, Inc." and delivered to the Company. Payment of the purchase price shall be due upon transmittal of the subscription documents to the Company. The subscription documents shall consist of the following: (i) this Subscription Agreement completed, executed and notarized; and (ii) a completed and executed Confidential Purchaser Questionnaire in the form attached to the Memorandum as Appendix D. Subscriber acknowledges that the Company may request additional information in connection with the subscription.


     3. Acceptance or Rejection of Subscription. Subscriber acknowledges and agrees that this subscription shall not be effective until accepted in writing by the Company, and that the Company reserves the right to reject this Subscription in whole or in part, provided that no partial rejection shall result in Subscriber purchasing less than $25,000 of the Shares unless the requirement is waived by the Company. Subscriptions may be rejected for failure to conform to the requirements of the offering, insufficient documentation, over subscription of the offering or for such other reason as the Company may determine, in its sole discretion, to be in the best interests of the Company. In the event of rejection of this subscription, Subscriber's payment, without any earnings thereon, will promptly be returned to Subscriber without deduction and this Subscription Agreement shall have no further force or effect.

     4. Acceptance of Subscription. In the event Subscriber's subscription is accepted by the Company and the minimum offering contingency is satisfied, Subscriber's Shares shall be issued as of the date the Subscriber's subscription payment will be deposited to the account of the Company (which is expected to be five (5) days after the Company's acceptance of such Subscription).

     5. Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges and agrees that:

          (a) Subscriber is a resident of the state indicated on the signature page hereof, is legally competent to execute this Subscription Agreement, and:

               (i) if Subscriber is an individual, has his or her principal residence in such state;

               (ii) if Subscriber is a corporation, partnership, trust or other form of business organization, has its principal office in such state; or

               (iii) if Subscriber is a corporation, partnership, trust or other form of business organization, Subscriber has not been organized for the specific purpose of acquiring the Shares, unless otherwise noted in the Confidential Purchaser Questionnaire submitted by the Subscriber.

          (b) Subscriber understands that the Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") or applicable state securities laws, and are being offered and sold in reliance upon exemptions provided in the Act and rules promulgated thereunder, and applicable state securities laws and regulations, and makes the representations, declarations and warranties in this Subscription Agreement with the intent that the same may be relied upon by the Company in complying with such exemptions and in determining the suitability of the undersigned as a purchaser of the Shares. Subscriber understands that the Company has no obligation or intention to register the Shares, or file the reports or make public the information required for the use of Rule 144 under the Act. Subscriber further understands that no federal or state agency has recommended or endorsed the Shares or made any finding or determination as to the fairness, accuracy or completeness of the provisions of the Memorandum or the offering of the Shares.

          (c) Subscriber has not been offered the Shares by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Subscriber has received, thoroughly reviewed and understands the Memorandum (including the section entitled "RISK FACTORS") and this Subscription Agreement and confirms that Subscriber and Subscriber's purchaser representative (as defined in Section 501 of Regulation D promulgated under the Act), if any, have been given the opportunity to review all documents referenced in the Memorandum and all records and books pertaining to an investment in the Shares.

          (e) Subscriber has had access during the course of this transaction, and prior to sale, to all information necessary to enable Subscriber and Subscriber's purchaser representative, if any, to evaluate the merits and risks of a prospective investment in the Company, and Subscriber and Subscriber's purchaser representative, if any, have had the opportunity to ask questions of and receive answers from the officers and directors of the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the offering and to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the occurrence of the information contained in and incorporated in the Memorandum or to which Subscriber has had access; and all questions raised by Subscriber or Subscriber's purchase representative, if any, have been answered to the full satisfaction of Subscriber.

          (f) Subscriber: (i) is acquiring the Shares subscribed for herein for Subscriber's own account, for investment only and not with a view to the distribution, resale or transfer thereof, and as the sole record and beneficial holder thereof; (ii) is acquiring such Shares without any intention of reselling or distributing such Shares except in accordance with the provisions of the Act and rules and regulations promulgated thereunder and applicable state securities laws and regulations and (iii) agrees that the Shares shall not be sold, pledged, hypothecated, donated or otherwise transferred, whether or not for consideration, by Subscriber (x) unless they are registered under the Act and any applicable state securities law, or (y) except upon the issuance to the Company of a favorable opinion of counsel acceptable to the Company and the submission to the Company of such other evidence as may be satisfactory to the Company, to the effect that any such transfer shall not be in violation of the Act, applicable state securities laws or any rules or regulations promulgated thereunder including, in the Company's sole discretion, the written agreement of any proposed transferee to be bound by the foregoing restrictions on transfer.

          (g) Subscriber understands and agrees that: (i) the effect of the foregoing subparagraph (f) is that Subscriber shall be restricted from selling or otherwise transferring or disposing of the Shares except pursuant to a registration statement to be filed by the Company and rendered effective under the Act and applicable state securities laws, or at some indeterminable date in the future, in accordance with an applicable exemption from registration which is the subject of a favorable legal opinion rendered by counsel acceptable to the Company; and (ii) except in accordance with the terms and conditions contained in a Registration Rights Agreement between Subscriber and the Company, the Company has no legal obligation to include the Shares in any registration statement to be filed under the Act or applicable state securities laws.

          (h) Subscriber understands and agrees that should Subscriber desire to sell, pledge, hypothecate, donate or otherwise transfer the Shares subscribed for herein, any attorneys' fees incurred in connection with the opinion of counsel obtained for the Company in connection therewith shall be paid for by Subscriber.

          (i) There are substantial restrictions on the transferability of the Shares and, accordingly, Subscriber will need to bear the economic risk of the investment in the Shares for an indefinite period of time and will not be readily able to liquidate the investment in case of an emergency.

          (j) Subscriber understands that an investment in the Shares may be subject to substantial risks,, the Shares are a speculative investment that involve a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

          (k) In making this investment, Subscriber is relying solely upon the advice of Subscriber's personal tax advisors with respect to the tax aspects of an investment in the Shares.

          (l) If  Subscriber  is a  corporation,  partnership,  trust,  employee benefit plan or other entity, Subscriber is authorized and qualified to become a stockholder of the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

          (m) Subscriber understands that a notation will be made on the records of the Company regarding the restrictions on transferability of the Shares and that the Certificates representing the Shares may bear a legend stating that the securities have not been registered under the Act and applicable state securities laws, and setting forth certain restrictions on transferability and sale of the securities as follows:

          THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. THE SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, EXCEPT UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, INCLUDING, IN THE COMPANY'S SOLE DISCRETION, THE WRITTEN AGREEMENT OF ANY PROPOSED TRANSFEREE TO BE BOUND BY THE FOREGOING RESTRICTIONS ON TRANSFER.

          (n) No  representations  or  warranties  (except as  contained  in the
     Memorandum, if any) have been made to Subscriber of the Company or any officer, employee, agent or affiliate of any of them, and Subscriber's investment decision has been based solely upon Subscriber's (or Subscriber's purchaser representative, if any) evaluation of the information contained in the Memorandum.

     6. Representations and Warranties Concerning Suitability and Accredited Investor Status. Subscriber represents and warrants that

          (a) Subscriber qualifies as an "accredited investor" (as defined under Regulation D as promulgated and amended by the Securities and Exchange Commission pursuant to the Act) on the basis of the representations made by Subscriber in the Purchaser Questionnaire, which representations shall be deemed incorporated herein by this reference.

          (b) Subscriber, either alone or with Subscriber's purchaser representative, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

          (c) The individual or entity specified on the signature page hereof (if any) has acted as Subscriber's purchaser representative in connection with evaluating the merits and risks of an investment in the Company, and such purchaser representative has completed the purchaser representative questionnaire furnished by the Company.

          (d) Subscriber and Subscriber's purchaser representative, if any, have determined that the Shares are a suitable investment for Subscriber. Subscriber is able to bear the economic risk of the investment in the Company (including a complete loss thereof) and has adequate financial or other means for providing for Subscriber's current needs and contingencies and has no need for liquidity in this investment.

          (e) All information contained in Subscriber's Confidential Purchaser Questionnaire is complete and accurate.

     7. Indemnification. Subscriber recognizes that the offer and sale of the Shares to Subscriber were and will be based upon the representations, warranties, acknowledgments and agreements of Subscriber contained in this Subscription Agreement and hereby agrees to defend and indemnify the Company (and its directors, officers, employers, agents, and representatives) with respect to the sale of the Shares, and to hold each such person or entity harmless from and against all losses, liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties by Subscriber, or arising as a result of the sale or distribution of the Shares by the undersigned in violation of the Act, or any applicable state securities laws, or Subscriber's failure to fulfill any of Subscriber's covenants or agreements set forth herein. This Subscription Agreement and the representations, warranties, and agreements contained herein shall be binding upon the heirs, legal representatives, successors and assigns of Subscriber.

     9. Revocation. Subscriber acknowledges and agrees that Subscriber shall not and cannot cancel, terminate or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, except as otherwise provided by applicable state law, and that (if Subscriber is an individual) this Subscription Agreement shall survive the death, disability, or incompetence of Subscriber.

     10. Miscellaneous. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Terms used herein shall have the same meaning as set forth in the Memorandum unless the context otherwise requires.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement on the date indicated on the signature page hereof.

                            PATIENT INFOSYSTEMS, INC.
                            (a Delaware corporation)

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
            (For Use Only By Individuals, Including Joint Purchasers)

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                          FORM OF OWNERSHIP (Check One)

================================================================================
___ SEPARATE OR INDIVIDUAL                          ___ TENANTS IN COMMON
    (One Person Must Sign)                              (All Persons Must Sign)
- ----------------------------------------------------------- --------------------
___ JOINT TENANTS WITH RIGHT                        ___ COMMUNITY PROPERTY
    OF SURVIVORSHIP                                     (Both Persons Must Sign)
    (Both Persons Must Sign)
- --------------------------------------------------------------------------------
                      (Please Type or Print All Information

1.       _________________________                  _________________________
         Name of Purchaser                          Name of Joint Purchaser


2.       _________________________                  _________________________
         Address of Purchaser                       Address of Joint Purchaser

         -------------------------                  -------------------------
         City   State   Zip                         City   State   Zip

3.       _________________________                  _________________________
         Social Security Number                     Social Security Number

4.       _________________________                  _________________________
         State of Residence                         State of Residence

5.       NUMBER OF SHARES PURCHASED:_________________ (Minimum of 5,000)

6.       TOTAL SUBSCRIPTION AMOUNT:$ __________________________________________

7.       NAME OF PURCHASER REPRESENTATIVE, IF ANY:_____________________________

8.       DATE:___________________________________________

9.       SIGNATURES (Execute appropriate line:)

         A.  INDIVIDUAL:___________________________________________

         B.  JOINT OWNERSHIP:(i) ________________________________________

                              (ii) ________________________________________
================================================================================

                           ACCEPTANCE OF SUBSCRIPTION

     The foregoing subscription to purchase Series C Convertible Preferred Stock of Patient Infosystems, Inc. is hereby accepted.

                                                     PATIENT INFOSYSTEMS, INC.


Dated:________________________              By:_______________________________
                                                          Name:
                                                          Title:

                            PATIENT INFOSYSTEMS, INC.
                            (a Delaware corporation)

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
         (For Use Only By Corporations, Partnerships or other Entities)

- --------------------------------------------------------------------------------
                          FORM OF OWNERSHIP (Check One)

================================================================================
___ CORPORATION                          ___ TRUST


___ PARTNERSHIP                          ___ OTHER (Specify) __________________

                      (Please Type or Print All Information

1.       NAME OF PURCHASER:   _________________________

2.       ADDRESS OF PURCHASER:_________________________
                              Street

                              -------------------------
                              City   State   Zip

3.       STATE OF PRINCIPAL OFFICE:__________________________________________

4.       TAXPAYER ID NUMBER:_________________________________________________

5.       NUMBER OF SHARES PURCHASED:________________ (Minimum of 5,000)

6.       TOTAL SUBSCRIPTION AMOUNT:$_________________________________________

7.       NAME OF PURCHASER REPRESENTATIVE, IF ANY:___________________________

8.       DATE:____________________________

9.       SIGNATURES (Execute appropriate line:)

         A.  CORPORATION: By:_______________________________________
                             Signature

                             ---------------------------------------
                             Name             Title

         B.  PARTNERSHIP: By:_______________________________________
                             Name             Title

                             ---------------------------------------
                             Name             Title

         C.  TRUST        By: _______________________________________
                              Name             Title
================================================================================

                           ACCEPTANCE OF SUBSCRIPTION

     The foregoing subscription to purchase Series C Convertible Preferred Stock of Patient Infosystems, Inc. is hereby accepted.

                                                  PATIENT INFOSYSTEMS, INC.


Dated:   ______________________              By:________________________________
                                                Name:
                                                Title: